EXHIBIT 99.1

Pilgrim’s Pride Corporation

Net Sales by Primary Market Line

for Quarter Ended April 3, 2004

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

April 3, 2004
Chicken Sales:
United States
Prepared Foods:
Foodservice	$431,222
Retail	$56,006

Total Prepared Foods	$487,229

Fresh Chicken:
Foodservice	$346,735
Retail	$176,739

Total Fresh Chicken	$523,473

Export and Other
Prepared Foods	$8,555
Chicken-Other	$48,944

Total Export and Other	$57,499

Total U.S. Chicken	$1,068,201

Mexico:	$88,957
Total Chicken Sales	$1,157,158

Total Prepared Foods	495,784
Turkey Sales:
Prepared Foods:
Foodservice	$17,401
Retail	$7,710

Total Prepared Foods	$25,111

Fresh Turkey:
Foodservice	$8,059
Retail	$19,206

Total Fresh Turkey	$27,265

Export and Other
Prepared Foods	$525
Turkey-Other	$1,208

Total Export and Other	$1,733

Total Turkey Sales	$54,110

Total Prepared Foods	$25,636
Sale of Other Products
U.S.	$166,804
Mexico	$6,836

Total Other Products	$173,639

Total Net Sales	$1,384,907

April 3, 2004
Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	40.4%
Retail	5.2%

Total Prepared Foods	45.6%

Fresh Chicken:
Foodservice	32.5%
Retail	16.5%

Total Fresh Chicken	49.0%
Export and Other
Prepared Foods	0.8%
Chicken-Other	4.6%

Total Export and Other	5.4%
Total U.S. Chicken	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	32.2%
Retail	14.2%

Total Prepared Foods	46.4%

Fresh Turkey:
Foodservice	14.9%
Retail	35.5%

Total Fresh Turkey	50.4%
Export and Other
Prepared Foods	1.0%
Turkey-Other	2.2%

Total Export and Other	3.2%
Total U.S. Turkey	100.0%

Pilgrim’s Pride Corporation

Selected Financial Data

for quarters ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management's Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

	04/03/04	01/03/04 (a)(b)
Income Statement Data:
Net sales	$1,384,908	$1,044,366
Non-recurring recoveries	(68)	(8)
Gross margin	127,168	77,111
Selling, general and administrative expenses	65,649	46,303
Operating income (loss)	61,518	30,808
Interest expense, net	13,524	12,444
Miscellaneous, net	1,449	(321)
Income (loss) before income taxes and extraordinary charge	46,545	18,607
Income tax expense (benefit)	13,594	8,321
Income (loss) before extraordinary charge	32,951	10,286
Extraordinary charge—net of tax	—	—
Net income (loss)	$32,951	$10,286

Per Common Share Data: (d)
Income (loss) before extraordinary charge	$0.50	$0.20
Extraordinary charge—early repayment of debt	—	—
Net Income (loss)	$0.50	$0.20
Cash dividends	$0.015	$0.015
Book value	$12.62	$12.10

Balance Sheet Summary:
Working capital	$325,602	$361,346
Total assets	$2,148,048	$2,197,302
Notes payable and current maturities of long-term debt	$12,331	$11,413
Long-term debt, less current maturities	$643,298	$714,325
Total debt	$655,629	$725,738
Senior secured debt (included in Total Debt)	$255,629	$425,738
Total stockholders’ equity	$840,193	$808,444

Cash Flow Summary:
Operating cash flow	$41,063	$118,797
Depreciation & amortization (e)	$33,087	$25,911
Capital expenditures	$19,429	$(20,552)
Business acquisitions	$1,343	$(302,712)
Financing activities, net	$(71,381)	$(285,180)

Cashflow Ratios:
EBITDA (f)	$92,668	$56,443
EBITDA (last four qtrs.)	$247,934	$200,775

Key Indicators (as a percentage of net sales):
Gross margin	9.2%	7.4%
Selling, general and administrative expenses	4.7%	4.4%
Operating income (loss)	4.4%	2.9%
Interest expense, net	1.0%	1.2%
Net income (loss)	2.4%	1.0%

(a)	The Company acquired the Conagra Chicken Division on November 23, 2003 for $665.8 million and the assumption of $187.1 million of indebtedness. The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date.

(b)	Fiscal quarters ended January 3, 2004, and January 1, 1999 and had 14 weeks.

(c)	The Company acquired WLR Foods on January 27, 2001 for $239.5 million and the assumption of $45.5 million of indebtedness. The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date.

(d)	Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999. See Note F of the Consolidated Financial Statements of the Company included in our Annual Report on Form 10-K filed in year 2001.

		04/03/04	01/03/04
(e)	Includes amortization of capitalized financing costs of approximately	$488	$519

(f)	“EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

	04/03/04	01/03/04
Net Income	$32,951	$10,286
Add:
Extraordinary charge-net of tax	—	—
Income Tax Expense (benefit)	13,594	8,321
Interest expense, net	13,524	12,444
Depreciation and amortization	33,087	25,911
Minus:
Amortization of capitalized financing costs	488	519

EBITDA	$92,668	$56,443

Pilgrim’s Pride Corporation

Statistical Management Discussion and Analysis

for quarter ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

4/3/2004(a)
United States

Chicken Operations:
U.S. Chicken Sales (000’s)	$1,068,201
U.S. Chicken Sales divided by U.S. Chicken Net Pounds Produced	$0.8257
U.S. Chicken Net Pounds Produced (000’s)	1,293,636
Other Operations:
Other Sales (000’s)	166,805
U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000’s)	1,235,006
U.S. Chicken & Other Operating Income (000’s)	69,795
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	5.65%

Turkey

U.S. Turkey Sales (000’s)	54,110
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.5853
U.S. Turkey Operating Income (000’s)	(11,341)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-20.96%
U.S. Turkey Net Pounds Produced (000’s)	92,456

U.S. Summary

U.S. Sales (000’s)	1,289,116
U.S. Cost of Sales (000’s)	1,170,494
U.S. Gross Margin (000’s)	118,622
U.S. Gross Margin as a percent of U.S. Sales	9.20%
U.S. Selling, General and Administrative Expenses (000’s)	60,168
U.S. Selling, General and Administrative Expenses as a percent of U.S. Sales	4.67%
U.S. Operating Income (000’s)	58,454
U.S. Operating Income as a percent of U.S. Sales	4.53%

Mexico

Chicken Operations:
Mexico Chicken Sales (000’s)	88,957
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5760
Mexico Other Operations:
Mexico Other Sales (000’s)	6,835
Mexico Chicken and Other Operating Income (000’s)	2,997
Mexico Operating Income as a percent of Mexico Sales	3.13%
Mexico Net Pounds Produced (000’s)	154,432

Consolidated Operations

Chicken Operations:
Chicken Sales from all Divisions (000’s)	1,157,158
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7991
Chicken Net Pounds Produced from all Divisions (000’s)	1,448,068

Other Operations:
Other Sales (000’s)	173,640
Totals All Operations:
Total Net Sales (000’s)	1,384,908
Total Cost of Sales (000’s)	1,257,808
Gross Margin from all operations (000’s)	127,100
Gross Margin from all operations as a percent of Total Net Sales	9.18%
Total Selling, General and Administrative Expenses (000’s)	65,649
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.74%
Operating Income from all operations (000’s)	61,451
Operating Income from all operations as a percent of Total Net Sales	4.44%
Avian Influenza Reimbursement (000’s)	—
Vitamin Settlements (000’s)	68
Total Adjustments (000’s)	68
Consolidated Adjusted Chicken and Turkey Operating Income (000’s)	61,519
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	4.44%

(a)	The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date. These results include net sales of $524.4 million and $102.4 million of Chicken Products and Other Products, respectively, and production of 676.4 million pounds of chicken products.

Pilgrim's Pride Corporation

Proforma Statistical Management Discussion and Analysis

for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	1/3/2004 (a)(b)	09/27/03	06/28/03	03/29/03	12/28/02
United States

Chicken Operations:
U.S. Chicken Sales (000's)	$1,108,430	$979,178	$898,102	$851,088	$856,283
U.S. Chicken Sales divided by U.S. Chicken Net Pounds Produced	$0.8144	$0.7289	$0.6873	$0.6842	$0.6826
U.S. Chicken Net Pounds Produced (000's)	1,361,110	1,343,288	1,306,716	1,243,827	1,254,466
Other Operations:
Other Sales (000's)	209,793	175,041	186,929	171,859	176,127
U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)	1,318,223	1,154,219	1,085,031	1,022,947	1,032,410
U.S. Chicken & Other Operating Income (000's)	75,737	41,664	19,514	(16,120)	50,850
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	5.75%	3.61%	1.80%	-1.58%	4.93%

Turkey

U.S. Turkey Sales (000's)	93,324	76,603	72,289	62,407	94,379
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.8998	$0.7753	$0.6617	$0.5672	$0.9047
U.S. Turkey Operating Income (000's)	(15,760)	(23,669)	(19,726)	(15,403)	(14,268)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-16.89%	-30.90%	-27.29%	-24.68%	-15.12%
U.S. Turkey Net Pounds Produced (000's)	103,718	98,806	109,252	110,024	104,321

U.S. Summary

U.S. Sales (000's)	1,411,547	1,220,822	1,157,320	1,085,354	1,126,789
U.S. Cost of Sales (000's)	1,286,890	580,392	522,326	1,075,289	1,078,189
U.S. Gross Margin (000's)	124,657	650,430	634,994	10,065	48,600
U.S. Gross Margin as a percent of U.S. Sales	8.83%	52.85%	54.87%	0.93%	4.31%
U.S. Selling, General and Administrative Expenses (000's)	59,628	24,447	28,622	51,290	45,830
U.S. Selling, General and Administrative Expenses as a percent of U.S. Sales	4.22%	1.99%	2.47%	4.73%	4.07%
U.S. Operating Income (000's)	65,029	625,983	606,372	(41,225)	2,770
U.S. Operating Income as a percent of U.S. Sales	4.61%	50.86%	52.39%	-3.80%	0.25%

Mexico

Chicken Operations:
Mexico Chicken Sales (000's)	88,970	82,366	88,600	90,247	88,092
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5057	$0.5331	$0.6175	$0.5759	$0.5898
Mexico Other Operations:
Mexico Other Sales (000's)	4,642	4,424	5,321	2,644	6,377
Mexico Chicken and Other Operating Income (000's)	(5,446)	(2,597)	8,830	3,872	6,214
Mexico Operating Income as a percent of Mexico Sales	-5.82%	-2.99%	9.40%	4.17%	6.58%
Mexico Net Pounds Produced (000's)	175,922	154,518	143,474	156,717	149,356

Consolidated Operations

Chicken Operations:
Chicken Sales from all Divisions (000's)	1,197,400	1,061,544	986,702	941,335	944,375
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7790	$0.7087	$0.6804	$0.6721	$0.6727
Chicken Net Pounds Produced from all Divisions (000's)	1,537,032	1,497,806	1,450,190	1,400,544	1,403,822
Other Operations:
Other Sales (000's)	214,435	179,465	192,250	174,503	182,504
Totals All Operations:
Total Net Sales (000's)	1,505,159	1,317,612	1,251,241	1,178,245	1,221,258
Total Cost of Sales (000's)	1,379,648	1,244,716	1,189,863	1,157,917	1,179,318
Gross Margin from all operations (000's)	125,511	72,896	61,378	20,328	41,940
Gross Margin from all operations as a percent of Total Net Sales	8.34%	5.53%	4.91%	1.73%	6.39%
Total Selling, General and Administrative Expenses (000's)	71,082	57,498	52,760	57,681	58,228
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.72%	4.36%	4.22%	4.90%	4.77%
Operating Income from all operations (000's)	54,429	15,398	8,618	(37,353)	19,814
Operating Income from all operations as a percent of Total Net Sales	3.62%	1.17%	0.69%	-3.17%	1.62%
Avian Influenza Reimbursement (000's)	—	10,434	67	1,749	14,301
Vitamin Settlements (000's)	—	43	10,235	9,564	86
Total Adjustments (000'S)	—	10,477	10,302	11,313	14,387
Consolidated Adjusted Chicken and Turkey Operating Income (000's)	54,429	25,875	18,920	(26,040)	34,201
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	3.62%	1.96%	1.51%	-2.21%	2.8%

(a)	The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b)	14 week Quarter.